Exhibit 24


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                      /s/ Joseph Auerbach

_______________________________
                                   Joseph Auerbach, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                     /s/ Mogens C. Bay

_______________________________
                                   Mogens C. Bay, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                      /s/ W. Grant Gregory

_______________________________
                                   W. Grant Gregory, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                        /s/ Rick Inatome

_______________________________
                                   Rick Inatome, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                       /s/ Joseph Inatome

_______________________________
                                   Joseph Inatome, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                     /s/ Gary Schwendiman

_______________________________
                                   Gary Schwendiman, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable InaCom Corp. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of 1,400,000 shares of common stock of this corporation, which may be offered for sale under the 1997 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of InaCom Corp. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of April, 1997.


                                      /s/ Linda S. Wilson

_______________________________
                                   Linda S. Wilson, Director